UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2013

Chemtura Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-15339	52-2183153
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1818 Market Street, Suite 3700, Philadelphia, Pennsylvania 199 Benson Road, Middlebury, Connecticut	19103 06749
(Address of principal executive offices)	(Zip Code)

(203) 573-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 24, 2013, Chemtura Corporation (the “Company”) announced that it had received, pursuant to its previously announced cash tender offer and consent solicitation (the “Offer and Solicitation”) with respect to any and all of its outstanding $455,000,000 aggregate principal amount of 7.875% Senior Notes due 2018 (the “2018 Notes”), the requisite consents to adopt proposed amendments to the indenture governing the 2018 Notes (the “Indenture”) that would eliminate substantially all of the restrictive covenants, certain events of default and related provisions contained in the Indenture. The Offer and Solicitation are being made upon the terms and subject to the conditions set forth in the Company’s Offer to Purchase and Consent Solicitation Statement, dated June 10, 2013 (the “Offer to Purchase”).

As of 5:00 p.m. New York City time, on June 21, 2013, holders of $348,346,000 of the 2018 Notes, representing approximately 76.56% of the 2018 Notes, had tendered their 2018 Notes in the Offer and Solicitation and consented to the proposed amendments to the Indenture.

In conjunction with receiving the requisite consents, the Company, the applicable guarantors and U.S. Bank National Association, as trustee, executed Supplemental Indenture No. 2 to the Indenture, dated as of June 21, 2013 (“Supplemental Indenture No. 2”), implementing the proposed amendments described above. Supplemental Indenture No. 2 became effective upon execution, but the proposed amendments to the Indenture will not become operative unless and until the Company accepts the 2018 Notes for purchase pursuant to the terms and conditions described in the Offer to Purchase.

A copy of Supplemental Indenture No. 2 is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On June 24, 2013, the Company issued a press release announcing its receipt of the requisite consents pursuant to the Offer and Solicitation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

4.1	Supplemental Indenture No. 2, dated as of June 21, 2013, among Chemtura Corporation, the guarantors party thereto and U.S. Bank National Association, as trustee.

99.1	Press Release, dated June 24, 2013, announcing the receipt of requisite consents to enter into Supplemental Indenture No. 2 pursuant to the Offer and Solicitation.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation
(Registrant)

By:	/s/ Stephen C. Forsyth
Name:	Stephen C. Forsyth
Title:	Executive Vice President and Chief Financial Officer

Date: June 24, 2013

EXHIBIT INDEX

Exhibit Number	Description

4.1	Supplemental Indenture No. 2, dated as of June 21, 2013, among Chemtura Corporation, the guarantors party thereto and U.S. Bank National Association, as trustee.

99.1	Press Release, dated June 24, 2013, announcing the receipt of requisite consents to enter into Supplemental Indenture No. 2 pursuant to the Offer and Solicitation.